T UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 15, 2004

                              PIER 1 IMPORTS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                            1-7832                 75-1729843
-------------------------------   ------------------------   ----------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)




             301 Commerce Street, Suite 600, Fort Worth, Texas 76102
-------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (817) 252-8000
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

Exhibit No.       Description


99.1 Press release dated June 15, 2004 containing the financial results for the first quarter ended May 29, 2004.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information contained in this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition". The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

On June 15, 2004, Pier 1 Imports, Inc. (the "Company") issued a press release announcing the Company's financial results for the first quarter ended May 29, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PIER 1 IMPORTS, INC.

Date:        June 17, 2004       By:     /s/ J. Rodney Lawrence
           ----------------              ------------------------
                                         J. Rodney Lawrence,
                                         Executive Vice President
                                         and Secretary

                                  EXHIBIT INDEX
                                  -------------
Exhibit No.         Description
----------          -----------
   99.1             Press release dated June 15, 2004  containing  the financial results for the first quarter ended May 29, 2004.